                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 11, 2001
                                        -----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



       Virginia                           0-25762             54-1719855
-------------------------------         -----------          -------------
(State or other jurisdiction of         (Commission          (IRS Employer
     incorporation)                     File Number)        Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------            ------------
  (Address of principal executive offices)                     (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.     OTHER EVENTS
            The November 2001 monthly Certificateholder's Statements to investors were distributed December 11, 2001.


ITEM 7 (c). EXHIBITS

            The following are filed as exhibits to this Report under Exhibit
            20:

            1.  November performance Summary
            2.  Series 1996-2 Class A and Class B Certificateholder's
                        Statements for the month of November 2001.
            3.  Series 1996-3 Class A and Class B Certificateholder's
                        Statements for the month of November 2001.
            4.  Series 1997-1 Class A and Class B Certificateholder's
                        Statements for the month of November 2001.
            5.  Series 1997-2 Class A and Class B Certificateholder's
                        Statements for the month of November 2001.
            6.  Series 1998-1 Class A and Class B Certificateholder's
                        Statements for the month of November 2001.
            7.  Series 1998-4 Class A and Class B Certificateholder's
                        Statements for the month of November 2001.
            8.  Series 1999-1 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            9.  Series 1999-2 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            10.  Series 1999-3 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            11. Series 2000-1 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            12. Series 2000-2 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            13. Series 2000-3 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            14. Series 2000-4 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            15. Series 2000-5 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            16. Series 2001-1 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            17. Series 2001-2 Class A and Class B Certificateholder's
                        Statements for the month of November 2001

            18. Series 2001-3 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            19. Series 2001-4 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            20. Series 2001-5 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            21. Series 2001-6 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            22. Series 2001-7 Class A and Class B Certificateholder's
                        Statements for the month of November 2001
            23. Series 2001-8 Class A and Class B Certificateholder's
                        Statements for the month of November 2001

            24. Trust Excess Spread Analysis



                                   SIGNATURE
                                   ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.



                               CAPITAL ONE MASTER TRUST

                               By: CAPITAL ONE BANK
                                   Servicer


                               By: /s/ David M. Willey
                                   ---------------------------------------
                                   David M. Willey
                                   Senior Vice President of Corporate
                                   Financial Management

Date:  December 11, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                           ---------------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                  SEQUENTIALLY
EXHIBIT                                                           NUMBERED
NUMBER       EXHIBITS                                             PAGE
------       --------                                             -------------

   1         November performance Summary                          07


   2         Series 1996-2 Class A and Class B Certificate-
             holder's Statements for the month of November 2001     9

   3         Series 1996-3 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    11

   4         Series 1997-1 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    13

   5         Series 1997-2 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    15

   6         Series 1998-1 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    17

   7         Series 1998-4 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    19

   8         Series 1999-1 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    21

   9         Series 1999-2 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    23

   10        Series 1999-3 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    25

   11        Series 2000-1 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    27

   12        Series 2000-2 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    29

   13        Series 2000-3 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    31


   14        Series 2000-4 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    33

   15        Series 2000-5 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    35

   16        Series 2001-1 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    37

   17        Series 2001-2 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    39

   18        Series 2001-3 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    41

   19        Series 2001-4 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    43

   20        Series 2001-5 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    45

   21        Series 2001-6 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    47

   22        Series 2001-7 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    49

   23        Series 2001-8 Class A and Class B Certificate-
             holder's Statements for the month of November 2001    51

   24        Trust Excess Spread Analysis                          53